SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2018 (April 27, 2018)

TRUETT-HURST, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35973	46-1561499
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Foss Creek Circle, Healdsburg, CA 95448
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (707) 431.4423

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Appointment of Certain Officers

On April 27, 2018, the Board of Directors (the “Board”) of Truett-Hurst, Inc. (the “Company”) approved the appointment of Karen Weaver as the Company’s Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Secretary effective immediately.

Effective April 14, 2018, Ms. Weaver will receive an annual base salary of $240,000 and will be eligible for an annual 20% bonus based on an assessment of performance metrics.

Ms. Weaver, 57, has served as Vice President, Corporate Controller of the Company since December 18, 2017. She was previously employed by Amyris, Inc. (“Amyris”), a publicly-traded biotechnology company delivering renewable products through its science technology as Vice President and Corporate Controller from October 2012 until September 2014 and Vice President, Finance from September 2014 until her departure on December 15, 2017. On August 1, 2013, she was appointed Principal Accounting Officer of Amyris. From September 2009 until February 2011, Ms. Weaver served as Vice President and Corporate Controller of Sonic Solutions (“Sonic”), a publicly-traded global digital media software and entertainment solutions provider. At Sonic, Ms. Weaver oversaw the global finance team and was involved in Sonic’s mergers and acquisitions activities. Neither Amyris nor Sonic is a parent, subsidiary or other affiliate of the Company. Ms. Weaver has approximately 30 years of management, leadership and industry experience, and has led finance functions for varying stages of companies from early stage to public companies with domestic and foreign operations in the technology, biotechnology, manufacturing and financial services industries.

Item 8.01 Other Events

On April 30, 2018, the Company issued a press release announcing Karen Weaver’s appointment as the Company’s Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Truett-Hurst, Inc.

By:	/s/ Phillip L. Hurst
Phillip L. Hurst
President and Chief Executive Officer

Date: April 30, 2018